UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2007 (January 4, 2007)

CrossPoint Energy Company
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51699 (Commission File Number)	98-0434381 (IRS Employer Identification No.)

2801 Network Blvd., Suite 810, Frisco, TX	75034
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (972) 818-1100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

On January 4, 2007, pursuant to the terms of CrossPoint Energy Company’s (the “Company”) outstanding 8.0% Convertible Notes, a form of which was included as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on December 1, 2006 (the “Notes”), the Company issued 114,859 shares of its common stock as dividends on the Notes to the holders of the Notes (the “Noteholders”). The Company relied on Section 4(2) of the Securities Act of 1933 as the basis for its exemption from registration of this issuance. The Noteholders are accredited investors in the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSPOINT ENERGY COMPANY

January 8, 2007	By: /s/ Daniel F. Collins
Daniel F. Collins
President